SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2001



                               SHOP AT HOME, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)




      Tennessee                    0-25596                     62-1282758
        -----------------------------------------------------------------
   (State or other              (Commission                  (IRS Employer
     jurisdiction of            File Number)               Identification No.)
    incorporation)



              5388 Hickory Hollow Parkway, Antioch, Tennessee 37013
           ----------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (615) 263-8000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On Wednesday, May 16, 2001, the Company announced that it had reached an agreement with its former President and Chief Executive Officer, Kent A. Lillie, concerning his severance agreement. Mr. Lillie also resigned from the Company's Board of Directors effective as of this date. The Severance Agreement with Mr. Lillie is attached hereto as Exhibit 10.1.

Item 7.  Exhibit

10.1.1   Severance Agreement with Kent A. Lillie dated May 16, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SHOP AT HOME, INC.
                           (Registrant)



                           By: /s/ George J. Phillips
                           -------------------------------
                           George J. Phillips
                           Executive Vice President, General Counsel & Secretary

Date: May 16, 2001

Exhibit 99.1

                                                          SHOP AT HOME, INC.
                                                     5388 Hickory Hollow Parkway
                                                       Antioch, Tennessee 37213

May 16, 2001

Kent E. Lillie
[Address Redacted]

SEVERANCE AND SETTLEMENT AGREEMENT

Dear Mr. Lillie:

     This will reflect our agreement concerning the termination of your employment as the President and CEO of Shop At Home, Inc. (the "Company"), your resignation as a director of the Company and as an officer and director (or manager) of its direct and indirect subsidiaries (collectively with the Company, the "Companies"), and the final and complete settlement of all pending matters between you and the Companies in connection therewith, all in accordance with the terms and conditions set forth below.

     The facts and circumstances which form the basis for this agreement are as follows:

     A. On May 4, 2001, the Board of Directors of the Company voted to terminate your employment with the Company, effective on that date, on the basis of the terms of the Employment Agreement between you and the Company dated January 27, 1999 (the "Employment Agreement").

     B. You have advised the Company that you dispute the conclusion that there was a proper basis for your termination, and that, as a result, you are entitled to certain compensation from the Company.

     C. You have also advised the Company that you assert that you are entitled to a monetary bonus for the Company's fiscal quarter ended March 31, 2001, based on the terms of your Employment Agreement.

     D. You have also advised the Company through counsel that you will file suit against the Company in order to assert your right to the above payments and/or some other satisfactory resolution of these issues.

     E. You and the Company wish to settle all matters concerning your employment by the Company, including full settlement of all amounts you assert are owed to you by the Company.

     F. This agreement shall not be interpreted as an admission by either you or the Company that the position taken by the other party is correct or with respect to any other matter.

         Our agreement is as follows:

     1. TERMINATION OF PRIOR AGREEMENTS AND UNDERSTANDINGS; RESIGNATION. As of the date of this Agreement first set forth above (the "Effective Date"), this Agreement supersedes and replaces any written or oral agreements or understandings between you and any of the Companies, and any of their respective officers, directors, shareholders, employees, agents and affiliates, including, without limitation, the Employment Agreement between you and the Company dated January 27, 1999 (the "Employment Agreement"), and each such agreement or understanding (including, without limitation, the Employment Agreement) is hereby void and of no further force and effect. By signing this Agreement, you hereby resign as a director of the Company and as an officer and director (or manager) of each of the Companies.

     2. CLOSING DATE. The obligations of the parties to deliver certain documents and make certain payments described herein shall be closed at 10:00 a.m., CDT, on May 23, 2001 (the "Closing Date"), in the offices of Wyatt, Tarrant & Combs LLP, Nashville, Tennessee.

     3. NON-COMPETE. During the period beginning on the Closing Date and ending on the same date one year after the Closing Date (the "Non-Compete Period"), you will agree not to compete with the Company in accordance with the provisions of
Section 6 hereof.  Provided  that you comply  with the terms and  conditions  of
Section 6, and in consideration for your compliance, the Company will forgive your obligation to repay a non-interest bearing note to the Company made by you on or about July 1, 1997, in the original principal amount of $800,000, and which has a current principal balance of $765,266.34 (the "Note"). Provided you comply with Section 6, such forgiveness will be effective one year after the Closing Date. You agree to execute and deliver to the Company a deed of trust on your residence at 4362 Chickering Lane, Nashville, Tennessee 37215 as security for the Note. The Company has provided you a Deed of Trust, and you agree that you and your wife will execute and deliver the Deed of Trust to the Company on the Closing Date. The Company will release the deed of trust when the Company forgives the Note. The Company will also release the deed of trust if you sell your residence to a bona fide purchaser. The Note and the Deed of Trust are non-transferable.

     Notwithstanding the foregoing, the Note will be considered forgiven and the Company will release the Deed of Trust upon the occurrence of a Change in Control of the Company (as defined below).

     For purposes of this Section, a "Change in Control" means the occurrence of any one of the following events:

     (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the common stock of the Company;

     (b) the Company, either individually or in conjunction with one or more of the Companies, sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the properties of the Companies, taken as a whole (either in one transaction or a series of related transactions), including capital stock of the Companies, to any person or entity (other than one of the Companies); or

     (c) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

     4. PAYMENTS AND BENEFITS. In addition to the contemplated forgiveness of debt described in Section 3 above, the Company agrees to pay or to provide you with the compensation and benefits described below:

     (a) On the Closing Date, the Company will make a one-time lump sum cash payment to you of $3,209,733.66, less applicable withholding taxes which shall equal 40% of such amount. The Company will deduct from this payment the sum of One Million Dollars ($1,000,000) as a full repayment of the advance of that amount paid to you on or prior to March 31, 2001, representing at that time an advance toward the payment of a compensation bonus due to you for the quarter ending March 31, 2001, leaving a balance of $925,840.19 payable to you on the Closing Date.

     (b) On the Closing Date, the Company will pay you any accrued but unpaid salary and unused vacation time you have earned through May 4, 2001 and will reimburse you for any business expenses incurred by you which have not been previously paid and which are eligible for reimbursement under existing Company policies. At the same time you will reimburse the Company for any advances made to you by the Company for business expenses, which advances have not been expended by you on or before May 4, 2001.

     (c) During the Benefit Continuation Period (as hereinafter defined), at the sole cost to the Company, you and your eligible dependents shall continue to be eligible to participate in the health insurance plan applicable to you immediately prior to May 4, 2001 on the same terms and conditions in effect for you and your dependents immediately prior to May 4, 2001, or equivalent coverage obtained by the Company. For purposes of the previous sentence, "Benefit Continuation Period" means the period beginning on May 4, 2001 and ending on the same date eighteen (18) months after such date; provided, however, that your coverage under such plans and arrangements shall end on the date that you are eligible for comparable coverage under the plan of a subsequent employer.

     (d) The Company will amend the terms and conditions of the option granted to you on March 1, 2001, to purchase up to 100,000 shares of the Company's Common Stock, to provide that the options will vest in accordance with the terms and conditions of the applicable stock option agreement, as if there had been no termination of your employment, and such options shall expire four (4) years after the Closing Date. The exercise price of such options shall be $1.53125.

     (e) The Company will amend the terms and conditions of the option granted to you on July 1, 1996, to purchase up to 500,000 shares of the Company's Common Stock, to provide that the options will vest in accordance with the terms and conditions of the applicable stock option agreement, as if there had been no termination of your employment, and such options shall expire four (4) years after the Closing Date. The exercise price of such options shall be $2.875.

     (f) The Company will amend the terms and conditions of the option granted to you on June 19, 1997 to purchase up to 10,000 shares of the Company's Common Stock, and on July 1, 1997 to purchase up to 50,000 shares of the Company's Common Stock, to provide that the options will vest in accordance with the terms and conditions of the applicable stock option agreement, as if there had been no termination of your employment, and all such options shall expire four (4) years after the Closing Date. The exercise price for these options shall be $2.875.

     (g) By executing this Agreement, you acknowledge and understand that the issuance of a portion of the options and the underlying shares of Common Stock, as described in subsections (d), (e) and (f) above, have not been registered with the Securities and Exchange Commission or any state securities agency. As a result, the exercise of such options will result in the ownership of Common Stock which will be restricted under the provisions of Rule 144 of the SEC adopted pursuant to the Securities Act of 1933. Accordingly, such shares of Common Stock will not be immediately transferable in the public market.

     (h) The parties understand and agree that, notwithstanding the provisions of this Agreement, you will continue to hold the options to purchase shares of Common Stock of the Company listed on Exhibit A attached hereto and incorporated herein by reference, the terms and conditions of which are not being amended by this Agreement.

     (i) In addition to the above payment, the Company will pay $50,000 to the Trust Account of Stokes, Bartholomew, Evans & Petree PA, on the Closing Date, representing your attorneys' fees incurred with respect to the termination of your employment and the negotiation and preparation of this agreement.

     (j) A reconciliation list of the monetary payments and forgiveness of debt described above is attached hereto as Exhibit B, incorporated herein by reference.

     5. NO OTHER SEVERANCE, PAYMENTS OR BENEFITS. Except as otherwise expressly provided herein, you hereby acknowledge and agree that you are not entitled to any other compensation or benefits from any of the Companies or any of their respective officers, directors, shareholders, employees, agents or affiliates in connection with your resignation of employment or otherwise and that, except as expressly set forth herein, you are not entitled to any severance or similar benefits under any plan, program, policy or arrangement, whether formal or informal, written or unwritten, of any of the Companies or any of their respective officers, directors, shareholders, employees, agents or affiliates.

     6. PROTECTION OF THE COMPANY'S INTERESTS.

     (a) On the Closing Date, you shall return to the Company all property of the Companies then in your possession and all property made available to you in connection with your service to any of the Companies, which is not in the public domain, and other than property described on Exhibit C, attached hereto and incorporated herein by reference, including, without limitation, your Company credit cards, and all records, drawings, manuals, reports, papers and documents kept or made by you in connection with your employment as a director, officer or employee of any of the Companies, including any files, memoranda, correspondence, vendor and customer lists, financial data, keys and security access cards, computer files and any other materials or documents described in
Section 6(c) below.

     (b) You shall keep the terms of this agreement and all communications with any of the Companies and its counsel regarding the same confidential. This subsection shall not be applicable to information which is in the public domain, and you may disclose the aforesaid information to your attorneys, financial advisors, members of your immediate family and as may be required by law or lawful subpoena.

     (c) You will not, at any time, directly or indirectly divulge or disclose to any person, firm, association or corporation, or use for your own benefit, gain or otherwise, any confidential or proprietary plans, products, customer lists, trade secrets, technical or business materials, or information of any of the Companies or in the possession of any of the Companies, including any or all information or instructions, technical or otherwise, issued or proclaimed for the sole use of the Companies, or any confidential information that was disclosed to you or in any way acquired by you during your employment with any of the Companies. This subsection shall include, without limitation, all information concerning the parties to and terms of distribution and carriage agreements with television stations, cable companies, direct broadcast satellite systems, and other similar persons or entities, to which the Companies is or has been a party. This subsection shall not include information which is lawfully in the public domain.

     (d) During the Non-Compete Period, you shall not, whether for your own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company), intentionally solicit, endeavor to entice away from any of the Companies, or otherwise interfere with the relationship of any of the Companies with any person with a base salary of at least Fifty Thousand Dollars ($50,000) per year who is employed by or otherwise engaged to perform services for any of the Companies.

     (e) You agree that, during the Non-Compete Period, you will not, directly or indirectly, individually or on behalf of any Person (defined below), within the Company's Territory (defined below):

     [1] solicit any Account (defined below) for the purpose of purchasing or obtaining from the Account, for yourself or any other Person, products or services of the same kind as provided to the Company during your employment by the Company; or

     [2] solicit any Account (defined below) for the purpose of selling or providing to the Account, for yourself or any other Person, products or services of the same kind as provided by the Company during your employment by the Company; or

     [3] provide services of the type provided by you to the Company to any Person (defined below) which is then engaged in the Company Business (defined below); or

     [4] enter into the employ of or render any service to or act in concert with any person, partnership, corporation or other entity engaged in the Company Business; or

     [5] become interested in the Company Business, as a proprietor, partner, shareholder, director, officer, principal, agent, employee, consultant or in any other relationship or capacity; provided, that you may own up to 5% of the outstanding shares of any company which is a reporting company with the U.S. Securities and Exchange Commission.

     For purposes of this Section, the following terms shall have the meanings specified below:

     "Accounts" - All Persons to whom any employee or agent of the Company (including you) has heretofore offered or sold or hereafter offers or sells any of the Company's products or services, or from whom any employee or agent of the Company (including you) has heretofore purchased or offered to purchase any products of services for the Company to sell as inventory, or with whom any such employee or agent has developed a relationship relating to the Company Business at any time during the two-year period preceding termination of your employment. For purposes of this Agreement, an Account shall be deemed to be located at the address of the Account with which the Company regularly deals.

     "Company Business" - shall mean the business of retail sales of merchandise by sales presentations broadcast directly to potential customers over broadcast stations, by cable and by satellite television transmissions, or distributed over the internet, commonly known as the "shop at home business."

     The "Company's Territory shall be deemed to be the 48 contiguous states of the United States.

     "Person" - Any individual,  corporation,  bank, partnership, joint venture,
     association,   joint-stock  company,  trust,  unincorporated  organization, governmental authority or other entity.

     7. COOPERATION. You agree that you will not voluntarily meet or communicate, directly or indirectly, with any attorney or third person (beyond your personal attorney) representing any party, other than Company, in litigation or otherwise, concerning any matter involving or relating to Company and after first explaining your inability to respond to such contact, if further inquiry is pursued by the contacting party, you will give Company's General Counsel immediate notice of any attempted contact or contact with you by such attorney or third party. In the event that you feel the law or a subpoena requires you to disclose or potentially disclose any information protected by the terms of this agreement, you agree to give Company's General Counsel immediate notice of such circumstances and a reasonable opportunity to oppose such disclosure. You agree that you will make yourself available at reasonable times and intervals to participate in the conduct of and preparation for any pending or future litigation to which any of the Companies is a party and in which your experience or knowledge may be relevant. You shall be reimbursed for your reasonable travel and out-of-pocket expenses incurred by virtue of your cooperation as described in this Section 7. If such cooperation takes more than twenty (20) hours in the aggregate, the Company agrees to reimburse you, at the rate of Three Hundred Dollars ($300.00) per hour, for time spent in excess of twenty (20) hours, provided you give written notice to the General Counsel of the Company when your time has reached the twenty (20) hour limit. In no event shall this provision be deemed to pertain to or affect the nature or substance of your testimony at deposition or trial or in any other truthful testimony at deposition or trial or in any other circumstances or your obligation to give such testimony, and it is understood that the Company fully expects and demands that you testify truthfully at any such proceeding.

     8. ACKNOWLEDGMENT. By signing this Agreement, you hereby acknowledge and confirm that you were advised by the Company in connection with your resignation to consult with an attorney of your choice prior to signing this Agreement and to have such attorney explain to you the terms of this Agreement including, without limitation, the terms relating to your release of claims arising under the Age Discrimination in Employment Act of 1967. You have been further advised to wait at least 21 days before executing this agreement. In addition, you will have a period of seven days following the execution of this agreement to revoke it, and this agreement will not become effective or enforceable until the revocation period has expired.

     9. RELEASES.

     (a) In consideration of payments received under this Agreement, you hereby completely release and forever discharge, and shall hold harmless (i) each of the Companies and their officers, directors, employees, agents and attorneys, both in their individual and corporate capacities; (ii) each of the shareholders of the Company; and (iii) the Companies' respective representatives, successors and assigns, from any and all liability on account of any and all claims, demands, obligations, actions, causes of action, damages, costs, loss of services, expenses, compensation of any nature, whatsoever, whether based in tort, contract, or other theory of recovery and whether for compensatory or punitive damages, which you now have or may now have with respect to your employment, known or unknown, or with respect to your affiliation with the Company or the termination thereof. This release includes, without limitation, any claims relating to a wrongful, premature, or discriminatory termination of your employment, and any claims relating to rights under federal, state or local laws prohibiting discrimination on the basis of age, race, color, creed, national origin, sex, or marital status, or any other form of illegal discrimination within the meaning of federal, state, or local law, and any claims of breach of contract, or any claims based on company policies or any other injury or claim. The release does not include any claim relating to the breach of any of the terms and conditions of this agreement by the Company.

     This waiver and release includes, but is not limited to, claims and causes of action under Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Civil Rights Act of 1866; the Older Worker's Benefit Protection Act of 1990; the Employee Retirement Income Security Act of 1975, as amended; the Worker Adjustment and Retraining Notification Act; the Americans with Disabilities Act of 1990; the Rehabilitation Act of 1973, as amended; all state civil rights laws; all oral or written contract rights; and the common law. You agree that you shall file no claim against the Company with any federal, state or local agency or court alleging discrimination, including, but not limited to, claims of discrimination on the basis of age, sex, race, color, creed, national origin, marital status, or any other form of illegal discrimination within the meaning of federal, state or local law, or alleging a breach of contract, or any other injury arising from actions of the Company up to and including the date of this Agreement.

     (b) The Company hereby completely releases and forever discharges and shall hold you harmless, as well as your heirs and assigns, from any and all liability on account of any and all claims, demands, obligations, actions, causes of action, damages, costs, loss of services, expenses, compensation of any nature whatsoever, whether based in tort, contract, or other theory of recovery and whether for compensatory or punitive damages, which the Company now has or may now have with respect to your employment or affiliation with the Company; provided, however, that the Company does not release you from (i) any violation or alleged violation of any statute or regulation; (ii) any claim it may have against you by reason of any act or omission by you which gives rise to a claim against the Company from any third party; or (iii) any liability to the Company resulting from your gross negligence, willful misconduct or fraudulent conduct.

     10. ACCEPTANCE. You may indicate your acceptance of this Agreement by signing and dating both counterparts of this Agreement and delivering one such copy to the Company.

     11. MODIFICATION OF EMPLOYEE BENEFIT PLANS. Nothing in this Agreement shall prohibit the Company from modifying, terminating or otherwise amending any or all of the Company's pension and welfare plans, if such termination, modification or amendment similarly affects other executives of the Company as well as you.

     12. MODIFICATION. This Agreement may not be amended or modified except by a writing executed by you and the Company that specifically refers to this agreement and expressly states that it is intended to amend one or more of the terms of this agreement or to supersede this Agreement.

     13. VALIDITY. The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement, which shall remain in full force and effect.

     14. SUBMISSION TO JURISDICTION. Each of the parties submits to the jurisdiction of any state or federal court sitting in Nashville, Tennessee in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that may be required of any other party with respect thereto. The court hearing the dispute shall award attorney's fees to the prevailing party.

     15. INDEMNIFICATION. All rights of indemnification previously provided by the Company to you by the Company's bylaws, as well as such rights to indemnification that you have by law, shall continue in full force and effect in accordance with their terms, following the date of this Agreement, for a period of seven (7) years. You will also have the benefit of any indemnification which may be provided under the Company's insurance policies for directors and officers liability or any similar benefits; provided, that this provision shall not impose any obligation on the Company to purchase additional or extended insurance coverage.

     16. ADDITIONAL REMEDIES. You agree that any remedy at law for any breach of the provisions contained herein shall be inadequate and that the you and the Company shall be entitled to injunctive relief or any other appropriate decree of specific performance in addition to any other remedy that you or the Company might have under this agreement.

     17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of Tennessee applicable to contracts to be performed exclusively therein.

Your signature on the line below constitutes your agreement with each provision contained herein.

SHOP AT HOME, INC.

By:____/s/ J.D. Clinton_____________

Name:___  J.D. Clinton_____________

Title:_____Chairman__  ____________

 I UNDERSTAND AND AGREE WITH THE ABOVE:

___/s/ Kent E. Lillie________________
KENT E. LILLIE

Date executed by Kent E. Lillie:  May 16, 2001

EXHIBIT A

Options Not Extended or Otherwise Amended

------------------------------------- -------------------------- -------------------------- -------------------------
            Date Granted                  Number of Shares               Exercise                Last Exercise
                                      Of Common Stock                      Price                      Date
------------------------------------- -------------------------- -------------------------- -------------------------
                                                 5,000                    $ 3.75                    1/1/2003
January 1, 1998
------------------------------------- -------------------------- -------------------------- -------------------------
                                               10,000                      6.969                   12/2/2003
December 2, 1998
------------------------------------- -------------------------- -------------------------- -------------------------
                                               20,000                     4.5469                    6/3/2001
May 26, 2000
------------------------------------- -------------------------- -------------------------- -------------------------
                                               10,000                      3.75                     6/3/2001
August 16, 2000
------------------------------------- -------------------------- -------------------------- -------------------------
                                               25,000                      1.125                    6/3/2001
November 17, 2000
------------------------------------- -------------------------- -------------------------- -------------------------


EXHIBIT B

Item                                                                                   Balance
Beginning Payment                                                                                    $ 3,975,000.00
Less Amount of Note (subject to forgiveness in one year)                                               (765,266.35)
Subtotal                                                                                               3,209,733.65
Amount withheld for taxes                                                                            (1,283,893.46)
Less Amount Previously Advanced                                                                      (1,000,000.00)
Due Mr. Lillie                                                                                          $925,840.19
Additional adjustments:

Payment of payroll, unused vacation and business expenses through May 4, 2001          To be determined


EXHIBIT C

Company property will be retained by Kent E. Lillie:

One Laptop computer and one cell telephone used by Mr. Lillie prior to his termination, with Mr. Lillie to pay service charges on the telephone after May 4, 2001